Exhibit 4.01-1
                                                             to Credit Agreement


                 Exhibit 10.176 - Subsidiary Guarantee Agreement

            SUBSIDIARY GUARANTEE AGREEMENT dated as of January 28, 1998 made by each direct and indirect subsidiary of DREW INDUSTRIES INCORPORATED, a Delaware corporation, (other than KINRO, INC., an Ohio corporation, SHOALS SUPPLY, INC., a Delaware corporation, and LIPPERT COMPONENTS, INC., a Delaware corporation (the "Borrowers")) that becomes a party hereto as a guarantor hereunder (each, a "Guarantor"), with and in favor of THE CHASE MANHATTAN BANK, a New York banking corporation as agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

            Reference is hereby made to the Credit Agreement dated as of January 28, 1998 (as amended, supplemented, or modified from time to time, the "Credit Agreement") among the Borrowers, the financial institutions party thereto as lenders (the "Lenders") and The Chase Manhattan Bank as administrative agent (in such capacity the "Administrative Agent"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

            The Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by each Guarantor hereunder of a guarantee agreement in the form hereof.

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1.01. Definitions; Terms. References to this "Agreement" shall be to this Subsidiary Guarantee Agreement as amended, supplemented, or otherwise modified from time to time. The term "Obligations" shall mean, collectively, (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates on which repayment or prepayment is required, or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of the Letter of Credit when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers to one or more of the Secured Parties under the Credit Agreement or any of the other Loan

Documents or of the Borrowers (or either of them) under or in respect of any Interest Rate Hedging Agreement now or hereafter in effect, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Loan Documents and under any Interest Rate Hedging Agreement now or hereafter in effect. References to a "guarantor" shall include each Guarantor hereunder, the Company, and any other Person that is a guarantor of any or all of the Obligations, and references to a "guarantee" shall include this Agreement, the Company Guarantee Agreement and any other guarantee of any or all of the Obligations by any other Person.

      Section 2.01. Guarantee.

                  (a) The Guarantors hereby, jointly and severally, unconditionally, absolutely, and irrevocably guarantee, each as a primary obligor and not merely as a surety, the due and punctual payment and performance in full of the Obligations, in each case strictly in accordance with the terms thereof. In furtherance of the foregoing and not in limitation of any other right that any Secured Party may have at law or in equity against any Guarantor by virtue hereof, the Guarantors jointly and severally agree that upon failure of the Borrowers to pay any Obligations when and as the same shall become due, whether at maturity, by acceleration, on one or more dates on which prepayment or repayment is required, or otherwise, the Guarantors will, without any demand or notice whatsoever, forthwith pay or cause to be paid to the Administrative Agent or such other Secured Party as is designated thereby, in cash in immediately available funds, an amount equal to the unpaid amount of such Obligations. Each Guarantor further agrees that the Obligations guaranteed by it hereunder may be increased in amount, extended or renewed, or otherwise amended or modified in any respect, including, without limitation, as to principal, scheduled repayment, prepayment, interest, fees, indemnification, compensation, and in any other respect whatsoever, in whole or in part, without notice or further assent from it, and that it will remain bound upon this guarantee in respect of such Obligations as so increased, extended, renewed, amended or modified. Payments by each Guarantor hereunder may be required on any number of occasions.

                  (b) Each Guarantor waives presentation to, demand for payment from and protest to the Borrowers or any other guarantor, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of any Secured Party to assert any claim or demand or to enforce any right or remedy against any Credit Party or any other Person under the provisions of any Loan Document or any other agreement or otherwise; (ii) any rescission, waiver, forbearance, compromise, acceleration, amendment or modification of, or any release of any party from any of the terms or provisions of, this Agreement, any other Loan Document, any Obligation or any other guarantee or any security interest in respect of the Obligations (including, without limitation, in respect of any other guarantor, or any Debtor as such term is defined in any Security Document); (iii) any change in respect of any Credit Party, including, without limitation, as a result of any merger, consolidation, dissolution, liquidation, recapitalization, or other change of legal form or status, whether or not permitted under the Loan Documents; (iv) the release, exchange, waiver or foreclosure of any security held by any


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

Secured Party for any Obligations or the invalidity or nonperfection of any security interest securing the Obligations or the guarantee hereunder, or any other defect of any kind pertaining to any Obligations or any guarantee or collateral security in respect thereof; (v) the failure of any Secured Party to exercise any right or remedy in respect of any collateral security for any Obligations or against any Credit Party, or against any other guarantor of any Obligations; or (vi) the release or substitution of one or both of the Borrowers or any guarantor; (vii) the failure of any Person to become a Guarantor hereunder, whether or not required under the Credit Agreement; or (viii) any other circumstance that might otherwise, but for this specific agreement of each Guarantor to the contrary, result in a discharge of or the exoneration of such Guarantor hereunder, it being the intent of the parties hereto that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances.

                  (c) Each Guarantor agrees that this guarantee constitutes a guarantee of performance and of payment when due and not just of collection, that it is a primary obligation of such Guarantor, and that such Guarantor waives any right to require that any resort be had by any Secured Party to any security held for this guarantee or for payment of any Obligations, or to any balance of any deposit, account, or credit on the books of any Secured Party in favor of any Credit Party, or to any other Person or property. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law that would otherwise prevent any Secured Party from bringing any action, including any claim for a deficiency, or exercising any right or remedy (including any right of set-off) against such Guarantor before or after the commencement or completion of any foreclosure action or sale of collateral, whether judicially, by exercise of power of sale or otherwise, or
(ii) any other law that in any other way would otherwise require any election of remedies by any Secured Party.

                  (d) No demand hereunder or enforcement hereof against any Guarantor shall require any demand or enforcement against any other Credit Party.

                  (e) Each Guarantor agrees that it shall not make any payment on or in respect of any guaranty securing the Senior Notes unless concurrently therewith it shall make a payment hereunder to the Secured Parties on the Obligations on a pari passu basis with respect to any such payment on or in respect of any such guaranty securing the Senior Notes.

      Section 2.02. No Impairment of Guarantee. The obligations of the Guarantors hereunder shall remain absolute and unconditional and shall not be subject to any reduction, limitation, impairment or termination for any reason, including without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations or of this guarantee (or any portion or provision thereof or hereof) or otherwise. Without limiting the generality of the foregoing, each Guarantor specifically agrees that it shall not be discharged or exonerated, nor shall its obligations hereunder be limited or otherwise affected by the failure of any Secured Party to exercise any right, remedy, power, or privilege or to assert any claim or demand or to enforce any remedy under any Loan Document or applicable law, including, without limitation, any failure by any Secured Party to setoff or release in whole or in part any balance of any deposit account or credit on its books in favor of any Credit Party, or by any waiver, consent, extension, indulgence, modification, or other action or inaction in respect of any thereof, or by any default, failure or delay, willful or otherwise, in the performance of any Obligations, or by any other act or thing or omission or delay to do any other act or thing, by any Person, that might in any manner or to any extent vary the risk of such Guarantor or that might but for the specific provisions hereof to the contrary otherwise operate as a discharge or exoneration of such Guarantor, unless and until the Obligations are fully, finally and indefeasibly paid in cash.

      Section 2.03. Security; Waiver. Each of the Guarantors authorizes the Administrative Agent, the Collateral Agent, and each of the other Secured Parties to (i) take and hold security for the payment of this guarantee and/or the Obligations and exchange, enforce, waive and release any such security, (ii) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (iii) release or substitute any one or more endorsees, other guarantors or other obligors or any collateral. The Administrative Agent, the Collateral Agent, and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, or exercise any other right or remedy available to them against the Borrowers or any Guarantor, or any security, without affecting or impairing in any way the liability of the Guarantors hereunder except to the extent that the Obligations have been fully, finally and indefeasibly paid in cash. Each of the Guarantors waives any defense arising out of any such election even though such election operates to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrowers or any other Guarantor, as the case may be, or any security.

      Section 2.04. Continuation and Reinstatement, etc. The Guarantors jointly and severally agree that the guarantee hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time payment, or any part thereof, in respect of any Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Credit Party, or otherwise.

      Section 2.05. Subrogation. The Guarantors jointly and severally agree that throughout the period referred to in clause (ii) of Section 4.02(a) hereof no Guarantor shall (i) exercise, and each hereby waives, any rights against the Borrowers and any other guarantor arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, (ii) prove any claim in competition with any Secured Party in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceeding of any nature, or (iii) have any benefit of or any right to participate in any collateral security that may be held by any Secured Party for the Obligations.

      Section 2.06. Subordination. The payment of any amounts due with respect to any indebtedness of any Credit Party now or hereafter owed to any Guarantor (including, without limitation, any such indebtedness arising by way of subrogation, reimbursement, restitution, contribution or otherwise in respect of performance by such Guarantor hereunder) is hereby subordinated to the prior full, final, and indefeasible payment in cash of all Obligations. If,


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

notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Secured Parties and be paid over to the Administrative Agent on account of and to be applied against the Obligations, without affecting in any manner the liability of such Guarantor under the other provisions of this Agreement.

      Section 2.07. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Secured Parties, the obligations of the Borrowers under the Credit Agreement may be declared to be forthwith due and payable as provided in Article VII of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in clause (h) or (i) of said Article VII) for purposes of the guarantee hereunder notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations' being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by the Guarantors for purposes hereof.

      Section 2.08. Payment. Each Guarantor hereby agrees that any Secured Party, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to proceed under New York CPLR Section 3213.

      Section 2.09. Continuing Guarantee. The guarantee hereunder is a continuing guarantee, and shall apply to all Obligations whenever arising.

      Section 2.10. Rights of Contribution. The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor, pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Obligations; provided, however, that the payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 2.10 shall be subordinate and subject in right of payment to the Obligations in accordance with Section 2.06 hereof. For purposes of this section 2.10, (i) "Excess Funding Guarantor" shall mean, in respect of any Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Obligations, (ii) "Excess Payment" shall mean, in respect of any Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Obligations and (iii) "Pro Rata Share" shall mean, for any Guarantor, the fraction the numerator of which is (x) the amount by which the aggregate fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been Guaranteed by such Guarantor) and the denominator of which is (y) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of all the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the date hereof, as of the date hereof, and
(B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor.

      Section 2.11. General Limitation on Guarantee. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 2.01 hereof would otherwise, taking into account the provisions of Section 2.10 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said
Section 2.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Secured Party, or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

      Section 2.12. Other Guarantors. This Agreement shall remain the unconditional, absolute, and irrevocable obligation of each Guarantor signatory hereto regardless of whether any other Person (i) becomes a party hereto obligated as a Guarantor hereunder or otherwise as a guarantor in respect of the Obligations (whether or not the Credit Agreement requires that such Person be or become a Guarantor) or (ii) fails to become or ceases to be a party hereto or otherwise fails to become or ceases to be a Guarantor of the Obligations (whether or not the Credit Agreement requires that such Person be or become a Guarantor).

      Section 2.13. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrowers, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that no Secured Party has or will have any duty to advise any of the Guarantors of information regarding such circumstances or risks.

      Section 3.01. Representation and Warranties Each Guarantor represents and warrants that all representations and warranties relating to it in the Credit Agreement are true and correct.


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

      Section 4.01. Amendment; Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent with the written consent of the Required Lenders. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in the same, similar or other circumstances. No waiver by any Secured Party of any breach or default of or by any Guarantor under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.

      Section 4.02. Survival; Severability.

                  (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document (i) shall be considered to have been relied upon by the Lenders and the other Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any Notes evidencing such Loans, regardless of any investigation made by the Secured Parties or on their behalf, and (ii) shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Revolving Credit Commitments have not been terminated.

                  (b) Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.

      Section 4.03. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Credit Party that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. No Credit Party may assign or transfer any of its rights or obligations hereunder except as expressly contemplated by this Agreement or the other Loan Documents (and any such attempted assignment shall be void).

      Section 4.04. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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

      Section 4.05. Headings; Interpretation. The Article and Section headings in this Agreement are for convenience only and shall not affect the construction hereof. The rules of interpretation of Section 1.03 of the Credit Agreement shall apply to this Agreement.

      Section 4.06. Notices. Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. Communications and notices to any Guarantor shall be given to it at its address set forth in Schedule A hereto.

      Section 4.07. Counterparts; Additional Guarantors. (a) This Agreement may be executed in separate counterparts (telecopy of any executed counterpart having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.

            (b) Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of the Company of an instrument in the form of Exhibit 4.07(b) hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of, or the failure to add, any new Guarantor as a party hereto, in each case whether or not required under the Credit Agreement.

      Section 4.08. Right of Setoff. Each Guarantor hereby agrees that if an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

      Section 4.09. Jurisdiction; Consent to Service of Process.

                  (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its properties in the courts of any jurisdiction.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.06. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      Section 4.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]


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

            IN WITNESS WHEREOF, the parties hereto have caused this Subsidiary Guarantee Agreement to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.


                                           KINRO HOLDING, INC.


                                           By: _________________________________
                                               Name:
                                               Title:


                                           SHOALS HOLDING, INC.


                                           By: _________________________________
                                               Name:
                                               Title:


                                           KINRO MANUFACTURING, INC.


                                           By: _________________________________
                                               Name:
                                               Title:


                                           KINRO TEXAS LIMITED PARTNERSHIP
                                           By: KINRO MANUFACTURING, INC.,
                                               its general partner


                                           By: _________________________________
                                               Name:
                                               Title:


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

                                    KINRO TENNESSEE LIMITED PARTNERSHIP
                                    By: KINRO MANUFACTURING, INC.,
                                        its general partner


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    SHOALS SUPPLY TEXAS LIMITED PARTNERSHIP
                                    By: SHOALS SUPPLY, INC., its general partner


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    SHOALS SUPPLY TENNESSEE LIMITED PARTNERSHIP
                                    By: SHOALS SUPPLY, INC., its general partner


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent


                                    By: ________________________________________
                                        Name:
                                        Title:


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

                                                            Schedule A
                                                                to
                                                  Subsidiary Guarantee Agreement


                              Addresses for Notice

--------------------------------------------------------------------------------
Party                                  Mailing Address              County
--------------------------------------------------------------------------------
Kinro Holding, Inc.              c/o Drew Industries Incorporated   Westchester
                                 200 Mamaroneck Avenue
                                 White Plains, NY  10601
--------------------------------------------------------------------------------
Shoals Holding, Inc.             c/o Drew Industries Incorporated   Westchester
                                 200 Mamaroneck Avenue
                                 White Plains, NY  10601
--------------------------------------------------------------------------------
Kinro Manufacturing, Inc.        4381 Green Oaks Boulevard West     Tarrant
                                 Arlington, TX  76016
--------------------------------------------------------------------------------
Kinro Texas Limited              4381 Green Oaks Boulevard West     Tarrant
Partnership                      Arlington, TX  76016
--------------------------------------------------------------------------------
Kinro Tennessee Limited          311 Greenway Boulevard             Rhea
Partnership                      Dayton, TN  37321
--------------------------------------------------------------------------------
Shoals Supply Texas Limited      4381 Green Oaks Boulevard West     Tarrant
Partnership                      Arlington, TX  76016
--------------------------------------------------------------------------------
Shoals Supply Tennessee          190 Durham Road
Limited Partnership              Maynardville, TN  37807            Union
--------------------------------------------------------------------------------


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

                                                          Exhibit 4.07(b)
                                                                to
                                                  Subsidiary Guarantee Agreement


      SUPPLEMENT dated as of _______ to the Subsidiary Guarantee Agreement (as amended, supplemented, or modified from time to time, the "Subsidiary Guarantee Agreement") made by each direct and indirect subsidiary of DREW INDUSTRIES INCORPORATED, a Delaware corporation (the "Company") (other than its Subsidiaries KINRO, INC., an Ohio corporation, SHOALS SUPPLY, INC., a Delaware corporation, and LIPPERT COMPONENTS, INC., a Delaware corporation (each, a "Borrower")), party thereto (each, a "Guarantor") and THE CHASE MANHATTAN BANK as Agent (the "Administrative Agent") for the Secured Parties (as such term is defined in the Credit Agreement referred to below).

      Reference is hereby made to the Credit Agreement dated as of January ___, 1998 (as amended, supplemented, or modified from time to time, the "Credit Agreement") among the Borrowers, the financial institutions party thereto as lenders (the "Lenders") and THE CHASE MANHATTAN BANK as administrative agent (in such capacity, the "Administrative Agent").

      Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

      The Guarantors have entered into the Subsidiary Guarantee Agreement to induce the Lenders to make the Loans. Pursuant to (and as more particularly set forth in) Section 5.09 of the Credit Agreement, the undersigned Subsidiary of the Company (the "New Guarantor") is required to become a Guarantor pursuant to an instrument in form, scope and substance satisfactory to the Administrative Agent. Section 4.07(b) of the Subsidiary Guarantee Agreement provides that the New Guarantor may become a party to the Subsidiary Guarantee Agreement by entering into an agreement in the form of this Supplement.

      Accordingly, and for other good and lawful consideration the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and the New Guarantor agree as follows:

      Section 1. In accordance with Section 4.07(b) of the Subsidiary Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby agrees (a) to all the terms and provisions of the Subsidiary Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor" in the Subsidiary

Guarantee Agreement shall be deemed to include the New Guarantor. The Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

      Section 2. The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity).

      Section 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that bear the signatures of the New Guarantor and the Administrative Agent.

      Section 4. The New Guarantor agrees to furnish (including herewith) to the Administrative Agent such information, including any information that the Administrative Agent or any Lender shall reasonably request in connection with the New Guarantor.

      Section 5. Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.

      SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in any other Loan Document shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature hereto.

      Section 9. The New Guarantor agrees to reimburse the Administrative Agent for its expenses incurred in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel.

      IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement as of the day and year first above written.


                                                   [NAME OF NEW GUARANTOR]


                                                   By __________________________
                                                     Name:
                                                     Title:
                                                     Address:

                                                   _____________________________

                                                   _____________________________

                                                   _____________________________


                                                   THE CHASE MANHATTAN BANK, as
                                                   Administrative Agent,


                                                   By: _________________________

                                                      Name:
                                                      Title:


                                      -4-